                  FORM OF CERTIFICATION PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Crown Group, Inc. (the "Company") on Form 10-QA for the quarterly period ended January 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Tilman J. Falgout, III, Chief Executive Officer of the Company, and Mark D. Slusser, Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Tilman J. Falgout, III
    ------------------------------------------------------
    Tilman J. Falgout, III
    Chief Executive Officer
    October 3, 2002



By: /s/ Mark D. Slusser
    ------------------------------------------------------
    Mark D. Slusser
    Chief Financial Officer, Vice President Finance and Secretary
    October 3, 2002